Exhibit 10.15

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (“Agreement”) is made and entered into this 17th day of August, 2010 (“Execution Date”) by and among FusionStorm, John Varel (“Varel”), Tim Tonges (“Tonges”), Michael Dragoni (“Dragoni”), Randy Barber (“Barber”), Charles King (“King”), and Brad Thompson (“Thompson”) (Collectively, “Defendants”) and PC Specialists, Inc. dba Technology Integration Group (“TIG”). The Defendants and TIG are the “Parties.” The civil action entitled PC Specialists, Inc. dba Technology Integration Group vs. FusionStorm, et al. Case No. CGC-07-464358, Dept. 501, San Francisco Superior Court is the “San Francisco Action.” The civil action entitled PC Specialists, Inc. dba Technology Integration Group vs FusionStorm, David Walker and Morgana Gill in San Diego Superior Court, Case No. 37-2008-00080677-CU-BC-CTL is the “Walker Action.”

RECITALS OF CONSIDERATION

California Evidence Code Section 622 does not apply to these recitals.

WHEREAS, on January 16, 2007, TIG filed a civil lawsuit in San Diego Superior Court entitled PC Specialist v. FusionStorm, et al., Civil Action No. GIC 878437, against FusionStorm, Michael Dragoni and Brad Thompson. This action was subsequently transferred to San Francisco Superior Court (assigned Civil Action No. CGC 07 464358). TIG later amended its complaint to add Tracie Petroski (formely Brown), Randy Barber, Charles King, John Talley, Rhonda Eiffe, Tim Tonges and John Varel as individual defendants.

WHEREAS, on July 20, 2009, FusionStorm filed a cross complaint (“Cross-Complaint”) in the San Francisco Action against TIG in San Francisco Superior Court.

WHEREAS, the court dismissed TIG’s claims against John Talley as a result of Mr. Talley’s motion for summary judgement, and thereafter TIG and Talley entered into a settlement agreement; TIG settled its claims against Rhonda Eiffe and dismissed her before trial; and TIG settled its claims against Tracre Petroski and dismissed her before the verdicts were rendered.

WHEREAS, the claims of TIG and Cross-Complaint of FusionStorm in the San Francisco Action were tried to a jury in San Francisco Superior Court from June 10, 2010 to July 16, 2010. On July 15, 2010, the jury rendered a special verdict awarding TIG a total of $9,360,000 as follows: $8,100,000.00 for compensatory damages, jointly and severally, against defendant FusionStorm, Barber, Dragoni, King, Thompson, Tonges and Varel, and $1,260,000 against defendant FusionStorm for unjust enrichment. The jury awarded FusionStorm no damages with respect to its Cross-Complaint. On July 16, 2010, the jury rendered a special verdict awarding TIG punitive damages as follows: $1,000,000 against FusionStorm, $100,000 against Tonges, and $100,000 against Varel. In addition, TIG stipulated with Defendants Barber, Dragoni, King and Thompson for TIG to receive punitive damages awards as follows: $10,000 against Barber, $25,000 against Dragoni, $50,000 against King, and $50,000 against Thompson.

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WHEREAS, on March 26, 2008, TIG filed a civil lawsuit in San Diego Superior Court entitled PC Specialists Inc. v. FusionStorm, David Walker and Morgana Gill in San Diego Superior Court, Civil Action 37-2008-00080677-CU-BC-CTL. Judgment was entered after an order granting summary judgment in favor of FusionStorm and Walker, FusionStorm and Walker were awarded $4,205.34 in costs against TIG, and TIG filed a notice of appeal on August 3, 2009.

WHEREAS, each of the Parties believes that it is in its respective interests to settle all disputes, claims, and controversies that presently exist among the Parties;

NOW, THEREFORE, in consideration of the covenants and agreements set forth herein, and for good and valuable consideration, the receipt and legal adequacy of which is hereby acknowledged, it is agreed as follows:

AGREEMENT

1. Payment of Settlement Sum

FusionStorm agrees to pay TIG a total of ten million nine hundred seventy-five thousand dollars ($10,975,000.00) (“FusionStorm Amount”). FusionStorm will make six installment payments on the FusionStorm Amount and then will make a final payment according to the schedule as set forth herein. On August 18, 2010, FusionStorm will pay TIG $250,000 plus interest in partial satisfaction of the FushionStorm Amount. FusionStorm will then pay TIG $250,000 plus interest on August 31, 2010, and then every fourteen (14) days thereafter to and including October 26, 2010. All of the $250,000 installment payments made by FusionStorm pursuant to this Paragraph will go towards partial satisfaction of the FusionStorm Amount and shall be applied to principal except as stated in Paragraph 5. FusionStorm shall pay TIG the remaining balance of the FusionStorm Amount on before November 9, 2010.

Interest shall be applied to the FusionStorm Amount beginning on August 10, 2010 (“Interest”). The interest rate will be ten percent (10%) per annum. The ten percent interest will accrue to the Fusion Storm Amount less the amounts paid. There is no penalty for early payment.

For the avoidance of confusion and doubt, FusionStorm shall pay TIG the following total amounts (reflecting both principal and interest) pursuant to the schedule below:

Payment Date	Interest	Total Amount
August 18, 2010	$21,105.77	$271,105.77
August 31, 2010	$41,250.00	$291,250.00
September 14, 2010	$40,288.46	$290,288.46
September 28, 2010	$39,326.92	$289,326.92
October 12, 2010	$38,365.38	$288,365.38
October 26, 2010	$37,403.85	$287,403.85
November 9, 2010	$36,442.31	$9,511,442.31

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2. Dragoni, Barber, King and Thompson Punitive Damages Settlement Sums

Thompson agrees to pay TIG a total of fifty thousand dollars ($50,000.00) in seven quarterly installments (“Thompson Amount”).The first six installment payments will be $7142.85 each and the final installment payment will be $7142.90.Thompson’s first payment is due on August 31, 2010, and quarterly payments, payable on or before the last day of each calendar quarter, will continue thereafter, beginning with the quarter ending December 31, 2010, until the total Thompson Amount is paid.

Dragoni agrees to pay TIG a total of twenty-five thousand dollars ($25,000.00) in the amount of $2,000 per month except for the final installment payment of $1,000 (“Dragoni Amount”). Dragoni’s first payment is due on August 31, 2010, and monthly payments due on the last day of each month will continue thereafter until the total Dragoni Amount is paid.

Barber agrees to pay TIG a total of ten thousand dollars ($10,000.00) in the amount of $1,000 per month (“Barber Amount”). Barber’s first payment is due on August 31, 2010, and monthly payments due on the last day of each month will continue thereafter until the total Barber Amount is paid.

King agrees to pay TIG a total of five thousand dollars ($5,000.00) in the amount of $1,000 per month (“King Amount”). King’s first payment is due on August 31, 2010, and monthly payments due on the last day of each month will continue thereafter until the total King amount is paid.

Collectively, the FusionStorm Amount, Thompson Amount, Dragoni Amount, Barber Amount and King Amount are referred to as the “Settlement Amounts”.

3. Complete Resolution of all Disputes between the Parties

Payment of the Settlement Amounts shall reflect a full and complete resolution of all disputes between the parties, known or unknown.

4. Entry of Judgment and Stay of Execution of Judgment

Judgment on the jury Verdict in the San Francisco Action was signed on July 19, 2010 (“July 19 Judgment”). The July 19 Judgment is superseded by the Stipulated Judgment referenced below. TIG may not seek to enter the July 19 Judgment and may take not action to execute on it, including but not limited to seeking liens on any Defendant’s property, even in the event of Default under Paragraph 5. In no event may TIG seek to recover more than the Amounts set forth in Paragraphs 1 and 2 above except as stated in Paragraph 15.

TIG and Defendants agree that they will jointly request that the Stipulated [Proposed] Judgment attached hereto (without Exhibits) as Exhibit A supersede and replace the July 19 Judgment. This Agreement is contingent on the court signing the Stipulated [Proposed] Judgment on August 17, 2010, and the Stipulated Judgment, as defined below, being entered on August 18, 2010.

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TIG agrees that upon entry of the Stipulated Judgment, TIG will take no action to execute on the Stipulated Judgment, will seek no liens, protective orders or attachments on any Defendant’s property, or otherwise take action on the Judgment except as stated below in Paragraph 5. If TIG fails to comply with the Stay as defined below, such failure will constitute a material breach of this Agreement. To that end, TIG and Defendants agree that simultaneously with the Stipulated [Proposed] Judgment the Parties will jointly request that the Court enter a stipulated [Proposed] Stay of Execution of Judgment attached hereto as Exhibit B.

This Stipulated [Proposed] Judgment shall only supersede the July 19 Judgment when the Court signs and enters both the Stipulated Judgment (“Stipulated Judgment”) and the Stipulation and [Proposed] Order for Stay and Enforcement of Judgment, including Prohibition on Liens (“Stay”). The Parties agree that the Stipulated Judgment will be entered pursuant to California Code of Civil Procedure section 664.6. The Court shall retain jurisdiction to enforce the Stipulated Judgment.

TIG and Defendants expressly waive all rights to appeal, to any rights related to post-trial rights, or to seek or recover attorneys’ fees and costs.

5. Default

If any Defendant fails to make any payment as required in paragraph 1 or 2 that has not been excused by TIG in writing, then that Defendant will be in default (“Default”).

If a Defendant is in Default, the Stay is automatically dissolved as to that Defendant and TIG may immediately execute on the Stipulated Judgment as to that Defendant for the remaining amount owed and due. In the event of a Default by FusionStorm, TIG may execute on the joint and several portion of the Stipulated Judgment against all Defendants by providing two business days, and in no event less than 48 hours, notice to all Defendants or their counsel for the remaining joint and several portion of the Stipulated Judgment that is owed and due. Except as otherwise stated herein, the Default of one Defendant will not affect the rights or obligations of any other Defendants under this Agreement.

If FusionStorm is in Default, one half of the FusionStorm Amount paid pursuant to this Agreement will be removed from the principal owed under the Stipulated Judgment and converted into a fee (“Fee”) paid to TIG. FusionStorm agrees to pay this Fee is in consideration of TIG’s agreement to the Stay, which includes the consecutive fourteen (14) day extensions identified in Paragraph 1.

6. Satisfaction of Judgment

Subject to the conditions in Paragraph 1 and 2, TIG will file a partial satisfaction of the Stipulated Judgment for the amount paid by the respective Defendant within five (5) business days of payment of each individual Settlement Amount set forth herein being made. When the Stipulated Judgment is fully satisfied, TIG will file a final notice reflecting full satisfaction of the Stipulated Judgment.

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7. California Code of Civil Procedure section 664.6

This Settlement Agreement is binding and enforceable under California Code of Civil Procedure section 664.6. Should Defendants fail to make any payment set forth in Paragraphs 1 or 2 above, TIG may enforce this Settlement Agreement under California Code of Civil Procedure section 664.6. The Parties agree that the Court retains jurisdiction to enforce this Agreement.

8. Dismissal of Walker Action

Within fourteen (14) days of receipt of the first payment of the FusionStorm Amount and Interest, TIG will dismiss with prejudice the Walker Action in its entirety, as well as any appeals associated with the Walker Action . TIG and FusionStorm expressly waive all rights to appeal, file post-trial motions, or to seek or recover attorney’s fees or costs, including but not limited to costs already awarded in the Walker Action, and any costs related to the Walker Action or any associated appeal.

9. Preservation of Assets & Bankruptcy

Until such time as the FusionStorm Amount and Interest is paid in full, FusionStorm will not dispose of or transfer or permit the disposal or transfer of any material assets outside the ordinary course of FusionStorm’s business, with the exception of a transfer or sale of a material asset by FusionStorm for the specific purpose of satisfying the FusionStorm Amount and Interest in this case. “Material assets” do not include the ordinary and customary business operating expenses and legal fees of FusionStorm, such as payroll, rent, etc.

Until such time as the FusionStorm Amount and Interest are paid in full, Varel and Tonges will not dispose of or permit the disposal or transfer of assets other than for their ordinary and reasonable living expenses and legal fees.

Until such time as their respective amounts owed, as set forth in Paragraph 2, and the FusionStorm Amount and Interest are paid in full, Thompson, Dragoni, Barber and King will not dispose of or permit the disposal or transfer of assets other than for their ordinary and reasonable living expenses and legal fees.

All Defendants agree that they will not file a voluntary petition for bankruptcy, stipulate to an involuntary petition, or make a general assignment for the benefit of creditors, until the FusionStorm Amount and Interest are paid in full or until two business days, and in no event less than 48 hours, after the Stay is lifted, whichever is sooner.

Dragoni, Barber, King and Thompson further agree that each of them will not file a voluntary petition for bankruptcy, stipulate to an involuntary petition, or make a general assignment for the benefit of creditors, until their respective amounts owed, as set forth in Paragraph 2, are paid in full or until two business days, and in no event less than 48 hours, after the Stay is lifted, whichever is sooner.

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10. Settlement Amounts

The Settlement Amounts constitute full and complete satisfaction of (i) the joint and several award of compensatory damages against all Defendants and unjust enrichment damages against FusionStorm in the San Francisco Action; (ii) all punitive damages awards; and (iii) any attorneys’ fees and costs. For purposes of clarity, the FusionStorm Amount fully resolves the joint and several jury award of compensatory damages against all Defendants, unjust enrichment against FusionStorm, the punitive damages awards against FusionStorm, Varel and Tonges, and any attorneys’ fees and costs for all Defendants. The Thompson Amount, Dragoni Amount, Barber Amount and King Amount fully resolve the punitive damages awards against said Defendants. The Parties agree that the Settlement Amounts cover everything that was, or could be, awarded to TIG in the San Francisco Action. No other payments to TIG are due other than as expressly set forth herein.

11. Payment Delivery

The FusionStorm Amount payments made pursuant to this Agreement will be made via wire transfer to the following account for the benefit of TIG unless otherwise agreed in writing with TIG:

Account Name:	PC Specialists, Inc. DBA Technology Integration Group
Account No.:	6010017341
ABA Routing No.:	122000496

Contact:	Regina Syktich, TIG Controller
Telephone:	858-566-1900 x3550

The Dragoni Amount, Barber Amount, Barber Amount and King Amount payments made pursuant to this Agreement will be made via wire transfer or in the form of a check (cashier’s or personal) payable to “PC Specialists, Inc. dba Technology Integration Group”. If payment is made in the form of a check, then the payment must be sent to Technology Integration Group, Attn: Tom Janecek, 7810 Trade Street, San Diego, CA 92121. In any event, the payments must be sent in a manner sufficient to ensure that payment is received by TIG by the dates set fourth in paragraph 2. Failure to do so constitutes a Default hereunder.

12. Releases and California Civil Code section 1542 Waiver.

a. Upon payment in full of the Settlement Amounts, TIG fully and finally releases, acquits, and forever discharges Defendants and FusionStorm’s past and present officers, directors and employees, and any FusionStorm subsidiary, from and against the “Released Claims,” as expressly defined in paragraph 12.c. below.

b. Defendants fully and finally release, Acquit, and forever discharge TIG and TIG’s past and present officers, directors and employees from and against the “Released Claims,” as expressly defined in Paragraph 12.c. below.

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c. “Released Claims” shall mean any and all actual or potential liabilities, demands, causes of action, costs, expenses, attorneys’ fees, appeals, and post-trial motions, whether known or unknown, suspected or unsuspected, disclosed or undisclosed, that exist between TIG, on the one hand, and Defendants, on the other hand.

d. The parties hereby warrant, represent, and agree that they are fully aware of the provisions of California Civil code section 1542 which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The Parties hereby expressly waive to the fullest extent permissible under the law the foregoing provisions of the California Civil Code Section 1542, and any similar provisions of law or equity, and any and all rights which he, she or it may have to invoke said provisions either now or in the future.

e. Other than the San Francisco Action and the Walker Action, the Parties represent and warrant they have no other claims or disputes between them.

13. Successors and Assigns

The rights, duties and obligations set forth in this Settlement Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

14. Representations and Warranties

a. Each Party represents and warrants that it has full power and authority to enter into and perform its obligations under this settlement agreement in accordance with its terms, and that its signatory has full power and authority to execute this Settlement Agreement on behalf of the Party.

b. Each Party represents and warrants that it has received independent legal advice from its own attorneys with regard to the advisability of executing this Settlement Agreement, and each Party expressly represents and warrants that it has received independent legal advice from its own attorneys with regard to the waiver of rights or protection under California Civil Code section 1542 and similar statutes, principles, or rules in other jurisdictions.

c. Each Party represents and warrants that it has not assigned, transferred, or conveyed any Released Claim or interest in a Released Claim to any person or entity.

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15. Attorneys’ Fees

In the event of any legal action for breach or to enforce the terms of this Agreement, the losing party shall reimburse the prevailing party for all reasonable legal fees, costs and expenses that the prevailing party incurred in enforcing its rights in connection therewith.

16. Entire Agreement; Amendment; Interpretation

a. This Settlement Agreement contains the entire agreement by the Parties with regard to its subject matter. All discussions and agreements previously entertained by the Parties concerning the subject matter are merged into this Settlement Agreement.

b. No provision of this Settlement Agreement may be modified or amended, except by a written agreement signed by each Party affected by the modification or amendment. No waiver of any provision nor consent to any exception to the terms of this Settlement Agreement will be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.

c. This Agreement is not effective unless and until executed by Parties to the Agreement.

17. Governing Law

This Settlement Agreement shall be governed by and construed in accord with the law of the State of California without regard to choice of law principles. Any disputes arising under this Settlement Agreement shall be filed in the Superior Court of the State of California, in and for the County of San Francisco.

18. Severability

If any provision of this Settlement Agreement, or its application to any person, place, or circumstance, is held by an arbitrator or a court of competent jurisdiction to be invalid, unenforceable, or void, such provision shall be enforced to the greatest extent permitted by law, and the remainder of this Agreement and such provision as applied to other persons, places, and circumstances shall remain in full force and effect.

19. Drafter of Agreement

None of the Parties to this Agreement shall be considered to be its drafter for the purpose of any statute, case law or rule of interpretation or construction that would or might cause any provision to be construed against the drafter. No uncertainty or ambiguity shall be interpreted in favor of one Party or against another Party.

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20. Notices

Unless another person is designated, in writing, for receipt of notices hereunder, notices to the respective Parties shall be sent to the following persons:

For FusionStorm, Varel & Tonges:	For Dragoni, Barber & King:
Catherine Morris Krow	Ragesh Tangri
Orrick, Herrington & Sutcliffe LLP	Durie Tangri LLP
405 Howard Street	217 Leidesdorff Street
San Francisco, CA 94105	San Francisco, CA 94111
Telephone: 415-773-5700	Telephone: 415-362-6666
Fax: 415-773-5759	Fax: 415-236-6300

For TIG:	For Brad Thompson
Craig A. Schloss	Thomas K. Hockel
Morrison & Foerster LLP	Kelly, Hockel & Klein P.C.
12531 High Bluff Dr., Suite 100	1 Sansome Street, Suite 1800
San Diego, CA 92130	San Francisco, CA 94104
Telephone: 858-720-5134	Telephone: 415-951-0535
Fax: 858-720-5124	Fax: 415-391-7808.

21. Counterparts

This Settlement Agreement may be executed in counterparts or duplicate originals, all of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Settlement Agreement. This Settlement Agreement may be executed by PDF or facsimile signatures and such signatures shall be deemed to bind each Party as if they were original signatures.

[Signature pages follow.]

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IN WITNESS WHEREOF, the Parties have caused this Settlement Agreement to be executed by their duly authorized representatives with the intention of being legally bound by it.

DATED: August 17, 2010	FUSIONSTORM

By: Daniel R. Serpico
Its: President

DATED: August , 2010	JOHN VAREL

By: John Varel (in his individual capacity)

DATED: August 17, 2010	TIM TONGES

By: Tim Tonges (in his individual capacity)

DATED: August 17, 2010	BRAD THOMPSON

By: Brad Thompson

DATED: August 17, 2010	MICHAEL DRAGONI

By: Michael Dragoni

DATED: August 17, 2010	RANDY BARBER

By: Randy Barber

THIS IS A SIGNATURE PAGE FOR THE SETTLEMENT AGREEMENT AND RELEASE ENTERED INTO BY AND

BETWEEN FUSIONSTORM, JOHN VAREL, TIM TONGES, BRAD THOMPSON, MICHAEL DRAGONI, RANDY

BARBER, CHARLES KING AND P.C. SPECIALISTS, INC. DBA TECHNOLOGY INTEGRATION GROUP

DATED: August 17, 2010	CHARLES KING

By: Charles King

DATED: August 17, 2010	PC SPECIALIST, INC

By: BRUCE A. GEIER
Its: PRESIDENT
APPROVED AS TO FORM:

Dated: August 17, 2010	MORRISON & FOERSTER LLP

By:
Craig A. Schloss
Arturo J. Gonzalez
Stephanie L. Fong

Attorneys for Plaintiff
PC SPECIALISTS, INC., dba
TECHNOLOGY INTEGRATION GROUP

THIS IS A SIGNATURE PAGE FOR THE SETTLEMENT AGREEMENT AND RELEASE ENTERED INTO BY AND

BETWEEN FUSIONSTORM, JOHN VAREL, TIM TONGES, BRAD THOMPSON, MICHAEL DRAGONI, RANDY

BARBER, CHARLES KING AND P.C. SPECIALISTS, INC. DBA TECHNOLOGY INTEGRATION GROUP

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Dated: August 17, 2010	ORRICK, HERRINGTON & SUTCLIFFE LLP

By:
I. Neel Chatterjee
Catherine M. Krow

Attorneys for Defendants
FUSIONSTORM, TIM TONGES,
AND JOHN VAREL

Dated: August 17, 2010	DURIE TANGRI PAGE LEMLEY ROBERTS & KENT LLP

BY:
Ragesh K. Tangri
Joshua H. Lerner

Attorneys for Defendants
MICHAEL DRAGONI, RANDY BARBER and CHARLES KING

Dated: August 17, 2010	KELLY HOCKEL & KLEIN, P.C.

BY:
Thomas K. Hockel

Attorneys for Defendant
BRAD THOMPSON

THIS IS A SIGNATURE PAGE FOR THE SETTLEMENT AGREEMENT AND RELEASE ENTERED INTO BY AND

BETWEEN FUSIONSTORM, JOHN VAREL, TIM TONGES, BRAD THOMPSON, MICHAEL DRAGONI, RANDY

BARBER, CHARLES KING AND P.C. SPECIALISTS, INC. DBA TECHNOLOGY INTEGRATION GROUP

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EXHIBIT A

CRAIG A. SCHLOSS (BAR NO. 102488) CSchloss@mofo.com

STEPHANIE L. FONG (BAR NO. 240836) SFong@mofo.com

MORRISON & FOERSTER LLP

12531 High Bluff Drive, Suite 100

San Diego, California 92130-2040

Telephone: 858.720.5100    Facsimile: 858.720.5125

ARTURO J. GONZALEZ (BAR NO. 121490) AGonzalez@mofo.com

MORRISON & FOERSTER LLP

425 Market Street

San Francisco, California 94105-2482

Telephone: 415.268.7000    Facsimile: 415.268.7522

Attorneys for Plaintiff and Cross-Defendant

PC SPECIALISTS, INC. dba TECHNOLOGY INTEGRATION GROUP

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN FRANCISCO - UNLIMITED JURISDICTION

PC SPECIALISTS, INC., dba TECHNOLOGY

INTEGRATION GROUP,

Plaintiff,

v.

FUSIONSTORM, a Delaware corporation;

MICHAEL DRAGONI, an individual;

RANDY BARBER, an individual; CHARLES

KING, an individual; JOHN TALLEY, an

individual; TRACIE BROWN, an individual;

RHONDA EIFFE, an individual; BRAD

THOMPSON, an individual; TIM TONGES,

an individual; JOHN VAREL, an individual;

and DOES 1-10,

Case No. CGC07-464358 STIPULATED JUDGMENT Dept: 501 Judge: Hon. Ronald Evans Quidachay Date Action Filed: January 16, 2007 Trial Date: June 7, 2010

Defendants.

FUSIONSTORM, a Delaware corporation, Cross-Complainant,

v.

PC SPECIALISTS, INC., dba TECHNOLOGY INTEGRATION GROUP, a Delaware corporation; BRUCE GEIER, an individual; CHRIS FERRY, an individual and ROES 1-100, inclusive,

Cross-Defendants.

STIPULATED [PROPOSED] JUDGMENT

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WHEREAS, on June 7, 2010, the above-captioned action came on regularly for trial by jury in Department 501 of the above-referenced Court, the Honorable Ronald E. Quidachay presiding; Plaintiff and Cross-Defendant PC SPECIALISTS, INC., dba TECHNOLOGY INTEGRATION GROUP (TIG) appearing by its attorneys, Morrison & Foerster LLP by Arturo J. Gonzalez, Craig A. Schloss and Stephanie L. Fong; Defendant and Cross-Complainant FUSIONSTORM and Defendants TIM TONGES and JOHN VAREL appearing by their attorneys, Orrick, Herrington & Sutcliffc LLP by I. Neel Chatterjee and Daniel N. Kassabian; Defendants RANDY BARBER, MICHAEL DRAGONI and CHARLES KING appearing by their attorneys, Durie Tangri LLP by Ragesh K. Tangri and Joshua H. Lerner; and Defendant BRAD THOMPSON appearing by his attorneys Kelly Hockel & Klein P.C. by Thomas K. Hockel.

A jury of twelve persons was regularly impaneled and sworn, and witnesses were sworn and testified. After hearing the evidence presented and arguments of counsel, after being duly instructed by the Court, and after having the cause submitted to them, the jury deliberated and returned special verdicts on July 15, 2010 and July 16, 2010 in favor of Plaintiff TIG, and against Defendants FusionStorm, Barber, Dragoni, King, Thompson, Tonges and Varel, which special verdicts are appended hereto as Exhibits A and B.

On August 17, 2010, Defendants and TIG entered into a Settlement Agreement to fully settle all disputes, claims, and controversies (appended hereto as Exhibit C, without Exhibits). In the Settlement Agreement, Defendants and TIG agreed to enter this Stipulated Judgment pursuant to Code of Civil Procedure section 664.6.

NOW, THEREFORE, IT IS ORDERED, ADJUDGED AND DECREED, that Judgment is entered in favor of Plaintiff TIG and against Defendants FusionStorm, Thompson, Tonges, Varel, Dragoni, Barber and King pursuant to Code of Civil Procedure section 664.6.

IT IS FURTHER ORDERED, ADJUDGED AND DECREED that:

1. Plaintiff TIG shall recover from Defendants FusionStorm, Barber, Dragoni, King, Thampson, Tonges and Varel, and each of them, jointly and severally, the sum of $8,515,000.00.

2. Plaintiff shall recover from Defendant FusionStorm the additional sum of $2,260,000.00.

STIPULATED [PROPOSED] JUDGMENT

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3. Plaintiff TIG shall recover from Defendant Varel the additional sum of $100,000.00.

4. Plaintiff TIG shall recover from Defendant Tonges the additional sum of $100,000.00.

5. Plaintiff TIG shall recover from Defendant Thompson the additional sum of $50,000.00.

6. Plaintiff TIG shall recover from Defendant Barber the additional sum of $10,000.00.

7. Plaintiff TIG shall recover from Defendant Dragoni the additional sum of $25,000.00.

8. Plaintiff TIG shall recover from Defendant King the additional sum of $5,000.00.

9. Interest shall accrue beginning on August 10, 2010 at the rate of ten percent (10%) per annum according to law. (Code Civ. Proc., §§ 685.010, 685.020.)

10. Payments on the amounts set forth in Paragraph 1 – 9 above shall be made in accordance with the Settlement Agreement attached hereto as Exhibit C.

11. TIG and Defendants have released and waived their rights to seek and recover any costs, expenses and attorneys’ fees, or other additional amounts or relief, and also have released and waived their right to file any post-trial motions or appeals.

12. Defendant and Cross-Complainant FusionStorm shall recover nothing from Plaintiff and Cross-Defendant TIG with regard to any of the claims in FusionStorm’s Cross-Complaint. Defendant and Cross-Complainant FusionStorm shall bear its own costs and fees in connection with this matter.

13. This Stipulated Judgment supersedes and extinguishes the judgment in this case that was signed by the Court on July 19, 2010.

It is hereby stipulated:
Dated: August 17, 2010	MORRISON & FOERSTER LLP

By:
Craig A. Schloss
Arturo J. Gonzalez
Stephanie L. Fong

Attorney for Plaintiff PC SPECIALISTS, INC., dba TECHNOLOGY INTEGRATION GROUP

STIPULATED [PROPOSED] JUDGMENT

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Dated: August 17, 2010	ORRICK, HERRINGTON & SUTCLIFFE LLP

By:
I. Neel Chatterjee
Catherine M. Krow

Attorneys for Defendants
FUSIONSTORM, TIM TONGES, AND JOHN VAREL

Dated: August 17, 2010	DURIE TANGRI PAGE LEMLEY ROBERTS & KENT LLP

By:
Ragesh K. Tangri
Joshua H. Lerner

Attorneys for Defendants
MICHAEL DRAGONI, RANDY BARBER and CHARLES KING

Dated: August 17, 2010	KELLY HOCKEL & KLEIN, P.C.

By:
Thomas K. Hockel

Attorneys for Defendant
BRAD THOMPSON

ORDER

Pursuant to the Stipulation, IT IS SO ORDERED.

Dated: 8/17, 2010
Ronald Evans Quidachay

JUDGE OF THE SUPERIOR COURT

STIPULATED [PROPOSED] JUDGMENT

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EXHIBIT B

I. NEEL CHATTERJEE (SBN 173985) nchatterjee@orrick.com

MORVARID METANANT (SBN 268228) mmetanat@orrick.com

ORRICK, HERRINGTON & SUTCLIFFE LLP

1000 Marsh Road

Menlo Park, CA 94025

Telephone: (650) 614-7400 / Facsimile: (650) 614-7401

CATHERINE M. KROW (SBN 208412) ckrow@orrick.com

DANIEL N. KASSABIAN (SBN 215249) dkassabian@orrick.com

CATHERINE Y. LUI (SBN 239648) clui@orrick.com

ORRICK, HERRINGTON & SUTCLIFFE LLP

405 Howard Street

San Francisco, CA 94105-2669

Telephone: (415) 773-5700 / Facsimile: (415) 773-5759

Attorneys for Defendants

FUSIONSTORM, TIM TONGES, and JOHN VAREL

SUPERIOR COURT OF THE STATE OF CALIFORNIA

CITY AND COUNTY OF SAN FRANCISCO - UNLIMITED JURISDICTION

PC SPECIALISTS, INC., dba

TECHNOLOGY INTEGRATION GROUP,

Plaintiff,

v.

FUSIONSTORM, a Delaware corporation;

MICHAEL DRAGONI, an individual;

RANDY BARBER, an individual; CHARLES

KING, an individual; JOHN TALLEY, an

individual; TRACIE BROWN, an individual;

RHONDA EIFFE, an individual; BRAD

THOMPSON, an individual; TIM TONGES,

an individual; JOHN VAREL, an individual;

and DOES 1-10

Defendants.

CASE NO. CGC-07-464358

ASSIGNED FOR ALL PURPOSES TO DEPT. 501

STIPULATION AND

ORDER FOR STAY AND

ENFORCEMENT OF JUDGMENT,

INCLUDING PROHIBITION ON

LIENS

Dept:    501

Judge:    Hon. Ronald E. Quidachay

Third Amended Complaint: July 15, 2009

Trial Date: June 7, 2010

FUSIONSTORM, a Delaware corporation,

Cross-Complainant,

v.

PC SPECIALISTS, INC. dba

TECHNOLOGY INTEGRATION GROUP, a

Delaware corporation; BRUCE GEIER, an

individual; CHRIS FERRY, an individual;

And Roes 1-100, inclusive,

Cross-Defendants.

STIPULATION AND [PROPOSED] ORDER FOR STAY OF ENFORCEMENT OF STIPULATED JUDGMENT, INCLUDING

PROHIBITION ON LIENS

sd-528452

Plaintiff PC Specialists, Inc. dba Technology Integration Group (“TIG”) and defendants FusionStorm, John Varel (“Varel”), Tim Tonges (“Tonges”), Michael Dragoni (“Dragoni”), Randy Barber (“Barber”), Charles King (“King”), and Brad Thompson (“Thompson”) (each a “Defendant” and collectively, “Defendants”), by and through their respective counsel, hereby stipulate and agree as follows:

1. On August 17, 2010, Defendants and TIG entered into a Settlement Agreement to fully settle all disputes, claims and controversies between Defendants and TIG, including this case. The Settlement Agreement is appended hereto as Exhibit A, without exhibits.

2. Under Paragraph 4 of Settlement Agreement, Defendants and TIG agreed to entry of a Stipulated [Proposed] Judgment (“Stipulated Judgment”) that will be entered by this Court and enforced pursuant to California Code of Civil Procedure Section 664.6. This Stipulated Judgment is appended hereto as Exhibit B, without exhibits. The Stipulated Judgment supersedes and extinguishes the judgment in this case that was signed by the Court on July 19, 2010.

3. Under paragraph 4 of the Settlement Agreement, Defendants and TIG agreed to enter into this Stipulation and [Proposed] Order For Stay Of Enforcement Of Judgment, Including Prohibition on Liens.

4. Except in the event of “Default” as defined in Paragraph 5 of the Settlement Agreement, TIG is prohibited from: taking any action to execute on the Stipulated Judgment; seeking any judgment liens, protective orders or attachments on any Defendant’s property, or otherwise taking action on the Judgment.

5. If a Defendant is in Default under the Settlement Agreement, this Stay is dissolved automatically as to that Defendant, and TIG may immediately execute on the Stipulated Judgment as to that Defendant only for the remaining amount owed and due by that Defendant. In the event of a Default by FusionStorm, TIG may execute on the joint and several portion of the Stipulated

STIPULATION AND [PROPOSED] ORDER FOR STAY OF ENFORCEMENT OF STIPULATED JUDGMENT, INCLUDING

PROHIBITION ON LIENS

sd-528452

Judgment against all Defendants after providing two business days’, and in no event less than 48 hours’, notice to all Defendants or their counsel for the remaining amount owed and due.

It is hereby stipulated.

Dated: August 17, 2010	MORRISON & FOERSTER LLP

By:
Craig A. Schloss
Arturo J. Gonzalez
Stephanie L. Fong

Attorneys for Plaintiff PC SPECIALISTS INC., dba TECHNOLOGY INTEGRATION GROUP

Dated: August 17, 2010	ORRICK, HERRINGTON & SUTCLIFFE LLP

By:
I. Neel Chatterjee
Catherine M. Krow

Attorneys for Defendants FUSIONSTORM, TIM TONGES, AND JOHN VAREL

STIPULATION AND [PROPOSED] ORDER FOR STAY OF ENFORCEMENT OF STIPULATED JUDGMENT, INCLUDING

PROHIBITION ON LIENS

sd-528452

Dated: August 17, 2010	DURIE TANGRI PAGE LEMLEY ROBERTS & KENT LLP

By:
Ragesh K. Tangri
Joshua H. Lerner

Attorneys for Defendants
MICHAEL DRAGONI, RANDY BARBER and CHARLES KING

Dated: August 17, 2010	KELLY HOCKEL & KLEIN, P.C.

By:
Thomas K. Hockel

Attorneys for Defendant
BRAD THOMPSON

ORDER

Pursuant to the Stipulation, IT IS SO ORDERED.

Dated: 8/17, 2010
Ronald Evans Quidachay

JUDGE OF THE SUPERIOR COURT

STIPULATION AND [PROPOSED] ORDER FOR STAY OF ENFORCEMENT OF STIPULATED JUDGMENT, INCLUDING

PROHIBITION ON LIENS

sd-528452